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                                                                    Exhibit 10.2

            FIRST AMENDMENT AND SECOND WAIVER TO POSTPETITION CREDIT
                                    AGREEMENT

This FIRST AMENDMENT AND SECOND WAIVER, dated as of July 29, 2002 (this "Agreement"), refers to that certain Postpetition Credit Agreement, dated as of April 26, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the financial institutions from time to time party thereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), CREDIT LYONNAIS NEW YORK BRANCH, as a Lender, as Issuing Bank with respect to the Letters of Credit, and as agent for the Lenders and the Issuing Bank thereunder (the "Agent"), SPECIAL METALS CORPORATION, a Delaware corporation, in its capacity as a debtor and a debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases ("SMC"), A-1 WIRE TECH, INC., an Illinois corporation, in its capacity as a debtor and a debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases ("Wire"), SPECIAL METALS DOMESTIC SALES CORPORATION, a Delaware corporation, in its capacity as a debtor and a debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases ("Sales"), and INCO ALLOYS INTERNATIONAL, INC. (d/b/a Huntington Alloys), a Delaware corporation, in its capacity as a debtor and a debtor in possession on behalf of the estate created upon the commencement of the Bankruptcy Cases ("Alloys," and together with SMC, Wire and Sales, each a "Borrower" and collectively, the "Borrowers"). Capitalized terms used and not defined in this Agreement shall have the meanings given such terms in the Credit Agreement.

                                    RECITALS

            A. WHEREAS, the Borrowers have requested that the Lenders agree, subject to the conditions and upon the terms set forth in this Agreement, (i) to amend subsections 8.15, 8.16(B) and 8.16(C) of the Credit Agreement and (ii) to waive certain Defaults and/or Events of Default occurring under subsections 9.1(A) and 9.6(E) of the Credit Agreement; and

            B. WHEREAS, the Lenders are willing to agree to such amendments and waivers, subject to the conditions and on the terms set forth herein.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I
                              AMENDMENT AND WAIVER

            SECTION 1.1. Amendment. Subject to the conditions and upon the terms set forth in this Agreement and in reliance on the representations and warranties of the Borrowers set forth in this Agreement, the Lenders hereby agree that:


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      (a) subsection 8.15 of the Credit Agreement is amended by (i) deleting the words "August 1, 2002", appearing therein and inserting in lieu thereof the words "September 12, 2002", (ii) deleting the sentence in subsection 8.15 reading "In addition, the Borrowers will provide the Agent with a certificate from a "Big Five" accounting firm to the effect that the assumptions in the Business Plan are reasonable and fair in light to the conditions then known and that the methodologies used in the Business Plan are correct.", and (iii) deleting the words ", and will cause such accounting firm to," from the last sentence of subsection 8.15;

      (b) subsection 8.16(B) of the Credit Agreement is amended by (i) deleting the words "August 1, 2002" appearing therein and inserting in lieu thereof the words "September 12, 2002"; (ii) deleting the words "September 15, 2002" appearing therein and inserting in lieu thereof the words "October 18, 2002"; and (iii) deleting the words "November 1, 2002" appearing therein and inserting in lieu thereof the words "November 27, 2002"; and

      (c) subsection 8.16(C) of the Credit Agreement is amended by deleting the words "January 1, 2003" appearing therein and inserting in lieu thereof the words "January 17, 2003".

      SECTION 1.2. Waiver. Subject to the conditions and upon the terms set forth in this Agreement and in reliance on the representations and warranties of the Borrowers set forth in this Agreement, the Lenders hereby waive the following:

      (a) compliance by Borrowers with the requirements of subsection 9.1(A) of the Credit Agreement, only insofar as it requires the Consolidated Revenue of SMC for the period beginning on April 1, 2002 and ending on June 30, 2002 to be not less than $143,068,000;

      (b) compliance by the Borrowers with the requirements of subsection 9.1(A) of the Credit Agreement, only insofar as it requires the Consolidated Revenue of SMC for the period beginning on April 1, 2002 and ending on July 31, 2002 to be not less than $189,877,000; and

      (c) compliance by the Borrowers with the requirements of subsection 9.6(E) of the Credit Agreement, only with respect to the sale of the property located at 2310 South Industrial Highway, Ann Arbor, Washtenaw County, Michigan (the "Property"); provided that such waiver shall be effective only insofar as the Borrowers use the proceeds from the sale of such Property immediately to repay Prepetition Indebtedness consistently with the terms of subsection 5.1(b) of the Credit Agreement.

                                   ARTICLE II
                              CONDITIONS PRECEDENT

The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

      SECTION 2.1. Execution. Each of the Agent and the Required Lenders shall have executed this Agreement and the Borrowers shall have delivered to the Agent duly executed counterparts of this Agreement.


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      SECTION 2.2. Approval of the Bankruptcy Court. The Borrowers shall have delivered to the Agent a true and correct copy of the final order entered by the Bankruptcy Court approving the payment of the Applicable Fee (as defined below) by the Borrowers to the Agent on behalf of the Lenders.

      SECTION 2.3. Fee. The Borrowers shall have paid to the Agent an amendment and waiver fee (the "Applicable Fee") equal to 0.125% applied to sum of the aggregate (a) outstanding Revolving Credit Loans, plus (b) Letters of Credit Outstanding, plus (c) Unused Revolving Credit Commitments of each Lender that delivers to the Agent, by hand delivery or facsimile no later than 5:00 p.m., New York City time, on July 29, 2002, a counterpart of this Agreement executed by such Lender. Such fee (i) shall be received by the Agent ratably for account of, and shall be remitted by the Agent solely to, such Lenders and (ii) shall be fully earned and nonrefundable when paid.

      SECTION 2.4. Representations and Warranties. Each Borrower shall have confirmed to the Agent, by the signature of a Responsible Officer of such Borrower below, that on and as of the date of this Agreement:

      (a) each of the representations and warranties made by the Borrowers or their Subsidiaries in or pursuant to the Loan Documents is true and correct in all material respects (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date);

      (b) other than the Defaults and/or Events of Default that are the subject of this Agreement, no Default or Event of Default has occurred and is continuing; and

      (c) none of the Bankruptcy Cases has been dismissed or converted to a case under Chapter 7 of the Bankruptcy Code, no Person has filed an application for an order dismissing any Borrower's Bankruptcy Case or converting any Borrower's Bankruptcy Case to a case under Chapter 7 of the Bankruptcy Code, and no trustee under Chapter 7 or Chapter 11 of the Bankruptcy Code or responsible officer or examiner with powers beyond the duty to investigate and report, as set forth in Sections 1106(a)(3) and (4) of the Bankruptcy Code has been appointed in any of the Bankruptcy Cases. No application has been filed by any Borrower for the approval of any other superpriority administrative claim in any Bankruptcy Case which is pari passu with or senior to the claims of the Agent and/or any Lender against the Borrowers (and, other than the Carve-Out, no such claim or lien has arisen) and the Final Order is in full force and effect and has not been stayed, modified, amended, reversed, rescinded or vacated.

                                   ARTICLE III
                                  MISCELLANEOUS

      SECTION 3.1. Execution of this Agreement. This Agreement is executed and shall be construed as the First Amendment and Second Waiver to the Postpetition Credit Agreement, and, as provided in the Credit Agreement, this Agreement forms a part thereof and is a Loan Document.

      SECTION 3.2. Waiver. This Agreement shall not constitute an amendment or waiver of, or consent to any provision of, the Credit Agreement or any other Loan Document not


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expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. The execution, delivery and performance by the parties hereto of this Agreement shall not constitute a waiver, forbearance or other indulgence with respect to any Default or Event of Default now existing or hereafter arising, except as expressly set forth herein. Except as specifically modified pursuant to the terms of this Agreement, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Agent and the Lenders under the Credit Agreement and the other Loan Documents.

            SECTION 3.3. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties hereto relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Upon the effectiveness of this Agreement as set forth in Article II hereof, this Agreement shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section 12.6 of the Credit Agreement, their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 3.4. Ratification. Subject to the amendments and waivers provided hereby, the Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            SECTION 3.5. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            SECTION 3.6. Expenses. The Borrowers agree to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

            SECTION 3.7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF THAT WOULD DIRECT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION, ALL TO THE EXTENT NOT PREEMPTED BY THE FEDERAL BANKRUPTCY LAWS OF THE UNITED STATES; PROVIDED, THAT THE LENDERS AND AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.


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            SECTION 3.8. Headings. Article and section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                 SPECIAL METALS CORPORATION,
                                 a Delaware corporation, as debtor and
                                 debtor in possession on behalf of the
                                 estate created upon the commencement of
                                 the Bankruptcy Cases

                                 By: /s/ Dennis L. Wanlass
                                     ------------------------------------------
                                     Name: Dennis L. Wanlass
                                           ------------------------------------
                                     Title: Vice President
                                            -----------------------------------

                                 A-1 WIRE TECH, INC.,

                                 an Illinois corporation, as debtor and
                                 debtor in possession on behalf of the
                                 estate created upon the commencement of
                                 the Bankruptcy Cases

                                 By: /s/ Dennis L. Wanlass
                                     ------------------------------------------
                                     Name: Dennis L. Wanlass
                                           ------------------------------------
                                     Title: Vice President of SMC
                                            -----------------------------------


                                 SPECIAL METALS DOMESTIC SALES CORPORATION,

                                 a Delaware corporation, as debtor and
                                 debtor in possession on behalf of the
                                 estate created upon the commencement of
                                 the Bankruptcy Cases

                                 By: /s/ Dennis L. Wanlass
                                     ------------------------------------------
                                     Name: Dennis L. Wanlass
                                           ------------------------------------
                                     Title: Vice President of SMC
                                            -----------------------------------

                                 INCO ALLOYS INTERNATIONAL, INC.
                                 (D/B/A HUNTINGTON ALLOYS),

                                 a Delaware corporation, as debtor and
                                 debtor in possession on behalf of the
                                 estate created upon the commencement of
                                 the Bankruptcy Cases

                                 By: /s/ Dennis L. Wanlass
                                     ------------------------------------------
                                     Name: Dennis L. Wanlass
                                           ------------------------------------
                                     Title: Vice President
                                            -----------------------------------


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                                 CREDIT LYONNAIS NEW YORK BRANCH,
                                 as Agent, as a Lender and as Issuing
                                 Bank

                                 By: /s/ John Charles van Essche
                                     ------------------------------------------
                                     Name John Charles van Essche:
                                           ------------------------------------
                                     Title: Vice President
                                            -----------------------------------


                                 MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender

                                 By: /s/ Michael P. Wallace
                                     ------------------------------------------
                                     Name: Michael P. Wallace
                                           ------------------------------------
                                     Title: Director
                                            -----------------------------------


                                 THE BANK OF NOVA SCOTIA,
                                 as Lender

                                 By: /s/ Ronald Dooley
                                     ------------------------------------------
                                     Name: Ronald Dooley
                                           ------------------------------------
                                     Title: Director
                                            -----------------------------------


                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                 as Lender

                                 By: /s/ Gregory Hong
                                     ------------------------------------------
                                     Name: Gregory Hong
                                           ------------------------------------
                                     Title: Duly Authorized Signatory
                                            -----------------------------------


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